©2026 Concentra Inc. All rights reserved. 4th Quarter 2025 Results February 26, 2026

©2026 Concentra Inc. All rights reserved. Forward-Looking Statements This presentation contains forward-looking statements that express Concentra Group Holdings Parent, Inc.'s ("Concentra," the "Company," "we" or "our") current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results that include, but are not limited to, financial guidance and other projections and forecasts. Forward looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward- looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those under “Risk Factors” therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Actual results may differ materially from these expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the Company’s control. Any forward looking statements made by the Company in this presentation speak only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward looking statements and you should not place undue reliance on its forward looking statements. The Company’s forward looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions it may make. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Use of Non-GAAP Financial Information In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including reconciliations of these non-GAAP measures to their most directly comparable available GAAP measures, which are included in this presentation, as well as in the Company’s quarterly financial press releases and related Form 8-K filings with the SEC. This information can be accessed for free by visiting www.concentra.com or www.sec.gov. We believe that the presentation of Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, Free Cash Flow and FCF Conversion, as defined herein, are important to investors because Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, Free Cash Flow and FCF Conversion are commonly used as an analytical indicator of performance by investors within the healthcare industry. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, Free Cash Flow and FCF Conversion are used by management to evaluate financial performance of, and determine resource allocation for, each of our operating segments. However, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, Free Cash Flow and FCF Conversion are not measures of financial performance under U.S. GAAP. Items excluded from Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, Free Cash Flow and FCF Conversion are significant components in understanding and assessing financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, Free Cash Flow and FCF Conversion should not be considered in isolation, or as an alternative to, or substitute for, net income, net income margin, income from operations, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, Free Cash Flow and FCF Conversion are not measurements determined in accordance with U.S. GAAP and are thus susceptible to varying definitions, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, Free Cash Flow and FCF Conversion as presented may not be comparable to other similarly titled measures of other companies. We define Adjusted EBITDA as earnings excluding interest, income taxes, depreciation and amortization, gain (loss) on early retirement of debt, stock compensation expense, separation transaction costs, Nova Medical Centers ("Nova") and Onsite Innovations, LLC ("Pivot Onsite Innovations") acquisition costs, and equity in earnings (losses) of unconsolidated subsidiaries. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. We define Adjusted Net Income Attributable to the Company as Net Income Attributable to the Company plus tax-affected adjustments for Loss on Early Retirement of Debt, Separation Transaction Costs, and Nova and Pivot Onsite Innovations Acquisition Costs. We define Free Cash Flow as cash flow from operations less cash flow from investing activity (excluding business combinations, net of cash acquired). We define FCF Conversion as Free Cash Flow divided by net income. We will refer to Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income Attributable to the Company, Free Cash Flow and FCF Conversion throughout these materials. Disclaimer 2

©2026 Concentra Inc. All rights reserved. Concentra At-a-Glance Concentra is the largest provider of occupational health services in the United States by number of locations1, with a mission of improving the health of America’s workforce, one patient at a time KEY STATISTICS ~13k Total colleagues & affiliated clinicians1,3 ~200k Employer customers2 47 States with service offerings1 >53,000 Avg. # of patients cared for each business day2 ROBUST FINANCIALS $2.2bn FY ‘25 Revenue $432mm FY ‘25 Adj. EBITDA4 411 Onsite health clinics1 628 Occupational health centers1 <1% Revenue from government payor reimbursement2 <3% Revenue from largest employer customer2 (1) As of December 31, 2025; (2) As of TTM December 31, 2025; (3) The term "colleagues and affiliated clinicians" includes both our directly employed colleagues who provide administrative and management support to the affiliated professional medical group entities and the physicians and clinicians that are employed by the affiliated professional medical groups; (4) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (5) Return on invested capital ("ROIC") is a non-GAAP measure, see appendix for a reconciliation to the most comparable GAAP measure; (6) Free Cash Flow and FCF conversion are non-GAAP measure, see appendix for a reconciliation to the most comparable GAAP measure 20% FY ‘25 Adj. EBITDA margin4 14% Return on invested capital2,5 114% FY ‘25 FCF conversion (FCF / net income)6 $198mm FY ‘25 Free Cash Flow (FCF)6 3

We Continue to Deliver on Goals & Key Initiatives

Operational & Financial

- ✓ Strong Revenue growth and Adjusted EBITDA margin expansion
- ✓ Continued robust volume growth excluding Nova
- ✓ Strong growth in Revenue per Visit
- ✓ Substantial organic growth in Onsite Health Clinics operating segment

(YoY growth)	Q4 2025	FY 2025
Revenue	+15.9%	+13.9%
Revenue (ex-Nova & Pivot)	+6.2%	+6.4%
Adj. EBITDA[1]	+22.9%	+14.6%
Adj. EBITDA margin[1]	+100bps	+13bps
Work. Comp. VPD (ex-Nova)	+3.4%	+2.8%
Empl. Svcs. VPD (ex-Nova)	+2.3%	+1.8%
Revenue per Visit	+3.1%	+4.3%
Onsite Revenue (ex-Pivot)	+14.6%	+11.6%

- ✓ Exceeded full-year 2025 guidance, surpassing top end of range for Revenue and Adjusted EBITDA[1], and generated $198mm of Free Cash Flow[2] in 2025

Development

- ✓ Opened 2 de novos in Q4 (in Southern California and Miami), resulting in 7 total in 2025 and an additional de novo opened in January 2026 (Atlanta)
- ✓ Continue to advance pipeline of bolt-on M&A of small occupational health center practices (1-5 locations), with Reliant acquisition completed in January (3 net locations in Southern California)

Capital Allocation

- ✓ Net leverage ratio[3] lowered to 3.4x in Q4 (beating previously issued guidance of ≤3.5x). On pace for ≤3.0x by end of 2026
- ✓ $0.0625 quarterly dividend maintained, continuing to return value to shareholders
- ✓ 1.1mm shares repurchased in Q4 at a weighted average share price of ~$20

Guidance

- ✓ Set guidance for FY 2026 – Revenue ($2.25bn-$2.35bn), Adjusted EBITDA[1] ($450mm-$470mm), Net Leverage Ratio (≤3.0x), Free Cash Flow[2] ($200mm-$225mm), Capital Expenditures ($70mm-$80mm)

(1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (2) Free Cash Flow is a non-GAAP measure, see appendix for a reconciliation to the most comparable GAAP measure; (3) Net Leverage ratio = Net Debt / Adjusted EBITDA, per credit agreement (non-GAAP measure, see appendix for a reconciliation of reported Adjusted EBITDA to net income)

Concentra
©2026 Concentra Inc. All rights reserved.
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©2026 Concentra Inc. All rights reserved. 5 Q4 2025 Performance Q4 2025 Q4 2024 YoY (∆) Commentary Facility Count (end of period) Occupational Health Centers 628 552 +76 Due to Nova acquisition, bolt-on M&A and de novos Onsite Health Clinics 411 157 +254 Due to Pivot Onsite Innovations acquisition (240+) KPIs Visits per Day (“VPD”) 51.0k 46.8k 9.0% +2.6% Workers’ Compensation VPD 24.4k 22.3k 9.1% +3.4% VPD growth excluding impact of Nova acquisition Employer Services VPD 25.7k 23.5k 9.4% +2.3% Revenue per Visit (“RPV”) $150 $145 3.1% Workers’ Compensation RPV $211 $202 4.1% Employer Services RPV $92 $91 1.2% Financials ($ in millions) +6.2% Revenue growth excluding impact of Nova and PivotTotal Revenue $539.1 $465.0 15.9% Adjusted EBITDA1 $95.3 $77.5 22.9% Adjusted EBITDA margin1 17.7% 16.7% 100bps Net Income $36.2 $22.8 58.7% Net Income margin 6.7% 4.9% 181bps Capital Expenditures2 $20.2 $16.7 20.9% (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to the most comparable GAAP measures; (2) Excluding purchase consideration for acquisitions Margin expansion even with incremental costs from separation Includes ~$4M of one-time transition capex for Nova in Q4 2025

FY 2025 Performance

	FY 2025	FY 2024	YoY (Δ)	Commentary
Facility Count (end of period)				
Occupational Health Centers	628	552	+76	Due to Nova acquisition, bolt-on M&A and de novos
Onsite Health Clinics	411	157	+254	Due to Pivot Onsite Innovations acquisition (240+)
KPIs				
Visits per Day ("VPD")	53.1k	49.3k	7.7%	+2.2%
Workers' Compensation VPD	24.4k	22.6k	7.7%	+2.8%
Employer Services VPD	27.9k	25.8k	8.1%	+1.8%
Revenue per Visit ("RPV")	$147	$141	4.3%	
Workers' Compensation RPV	$210	$200	5.3%	
Employer Services RPV	$93	$90	2.7%	
Financials ($ in millions)				
Total Revenue	$2,163.4	$1,900.2	13.9%	+6.4% Revenue growth excluding impact of Nova and Pivot +6.8% Revenue growth on a per-day basis excluding impact of Nova and Pivot (one less revenue day in FY 2025 vs. FY 2024)
Adjusted EBITDA[1]	$431.9	$376.9	14.6%	
Adjusted EBITDA margin[1]	20.0%	19.8%	13bps	Margin expansion even with incremental costs from separation
Net Income	$172.8	$171.9	0.6%	Net Income is flat primarily due to IPO recapitalization
Net Income margin	8.0%	9.0%	(106)bps	
Capital Expenditures[2]	$82.3	$64.3	28.0%	Includes ~$15M of one-time transition capex for Nova in FY 2025

VPD growth excluding impact of Nova acquisition (applies to +2.2%, +2.8%, +1.8%)

Concentra

(1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to the most comparable GAAP measures; (2) Excluding purchase consideration for acquisitions

©2026 Concentra Inc. All rights reserved.

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Balance Sheet & Capital Allocation Strategy

Continued focus on de-levering for 2026, with strong cash flow also supporting capital deployment to other attractive strategies

Capital Allocation Strategy

Leverage

Prudent management of leverage levels, targeting ≤3.0x net leverage ratio by end of 2026

M&A and De Novos

Strong pipeline of bolt-on acquisitions and de novos + disciplined approach to enhancing footprint for short- and long-term value creation

Capital Expenditures

Continued strategic investment in technology, facilities, and infrastructure

Dividend

Quarterly cash dividend of $0.0625 per share

Share Repurchase Program

$100mm share repurchase program authorized by Board of Directors, with 1.1mm shares[3] repurchased in Q4 ‘25

Net Leverage Ratio

(Net leverage ratio as multiple of Adj. EBITDA[1], calculation per credit agreement)


Nova acquisition
~3.9x
3.5x
3.9x
3.4x
≤3.0x
July '24 (IPO)
12/31/24
3/31/25
12/31/25
12/31/26E Guidance

Liquidity

($ in millions)


$508
$428
Revolver Capacity[2]
$80
Cash
12/31/25

(1) Net Leverage ratio = Net Debt / Adjusted EBITDA, per credit agreement (non-GAAP measure, see appendix for a reconciliation of reported Adjusted EBITDA to net income); (2) $450 million revolving facility undrawn as of 12/31/25; however, Concentra has $428 million of availability under its revolving credit facility after giving effect to $22 million of outstanding letters of credit; (3) Includes shares repurchased under the share repurchase program and shares withheld in connection with tax payments related to the vesting of employee restricted stock awards

©2026 Concentra Inc. All rights reserved.

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©2026 Concentra Inc. All rights reserved. 2026 Full-Year Guidance 8(1) Adjusted EBITDA and Free Cash Flow are non-GAAP measures, see appendix for a reconciliation to the most comparable GAAP measure; (2) Net Leverage Ratio = Net Debt / Adjusted EBITDA, per credit agreement (non-GAAP measure, see appendix for a reconciliation of reported Adjusted EBITDA to net income); (3) Excluding acquisitions FY 2025 FY 2026 Guidance Total Revenue $2,163.4mm $2,250mm – $2,350mm Adjusted EBITDA1 $431.9mm $450mm – $470mm Net Leverage Ratio2 3.4x ≤3.0x Free Cash Flow1 $197.8mm $200mm – $225mm Capital Expenditures3 $82.3mm $70mm – $80mm Guidance Assumptions ▪ Organic Volume: Low single-digit visit growth (ex-Nova) ▪ Rate: ~3% rate growth ▪ Semi-Organic Growth: Includes planned de novo openings + Reliant acquisition (completed 1/19/26) ▪ Costs: Includes remaining incremental separation costs ▪ Margins: Expected to remain in-line with FY 2025

©2026 Concentra Inc. All rights reserved. Improving the health of America’s workforce, one patient at a time.

©2026 Concentra Inc. All rights reserved. Appendix

©2026 Concentra Inc. All rights reserved. Reconciliation of Net Income to Adjusted EBITDA 11 Three Months Ended Dec. 31, Twelve Months Ended Dec. 31, ($ in thousands) 2025 2024 2025 2024 Revenue $539,080 $465,041 $2,163,417 $1,900,192 Net Income $36,191 $22,800 $172,849 $171,897 Income Tax Expense 6,602 9,848 50,978 59,496 Interest Expense (Income) 26,866 26,439 109,290 47,714 Interest Expense on Related Party Debt − − − 21,980 Equity in Losses of Unconsolidated Subsidiaries − − − 3,676 Loss on Early Retirement of Debt − − 875 − Stock Compensation Expense 3,606 1,827 10,490 2,327 Depreciation and Amortization 20,291 15,610 75,817 67,178 Separation Transaction Costs¹ 1,393 124 4,093 1,693 Nova and Pivot Onsite Innovations Acquisition Costs 320 895 7,471 895 Adjusted EBITDA $95,269 $77,543 $431,863 $376,856 Net Income Margin 6.7% 4.9% 8.0% 9.0% Adjusted EBITDA Margin 17.7% 16.7% 20.0% 19.8% Note: May not foot due to rounding. (1) Separation transaction costs represent non-recurring incremental consulting, legal, audit-related fees, system implementation, and software disposal costs incurred in connection with the Company’s separation into a new, publicly traded company and are included within general and administrative expenses on the consolidated statements of operations.

©2026 Concentra Inc. All rights reserved. Reconciliation of 2026 Adjusted EBITDA Guidance 12 Range ($ in millions) Low High Net Income Attributable to the Company $176 $191 Net Income Attributable to Non-Controlling Interests 6 6 Net Income $182 $197 Income Tax Expense 61 66 Interest Expense 105 105 Income from Operations $348 $368 Stock Compensation Expense 21 21 Depreciation and Amortization 81 81 Adjusted EBITDA $450 $470 Note: May not foot due to rounding

©2026 Concentra Inc. All rights reserved. Reconciliation to Free Cash Flow 13Note: May not foot due to rounding 2026 Guidance ($ in millions) FY 2025 Low High Net Cash Provided by Operating Activities $279 $280 $295 Net Cash Used in Investing Activities $(415) $(84) $(74) Business Combinations, Net of Cash Acquired $333 $4 $4 Free Cash Flow $198 $200 $225 Net Income $173 Free Cash Flow Conversion 114%

©2026 Concentra Inc. All rights reserved. Reconciliation to Return on Invested Capital (ROIC) 14Note: May not foot due to rounding; (1) Assumes the weighted average effective tax rate between 2023 and 2025 (24.1%); (2) ROIC calculated as (i) Net Operating Profit After Tax (“NOPAT”) divided by (ii) Average Invested Capital ($ in millions) TTM Dec. 31, 2025 Operating Income $334 (x) 1-Effective Tax Rate1 76% (i) NOPAT $253 Starting Debt $1,479 Ending Debt $1,574 (a) Average Debt $1,527 Starting Equity (BV) $281 Ending Equity (BV) $401 (b) Average Equity (BV) $341 Starting Redeemable NCI (BV) $18 Ending Redeemable NCI (BV) $19 (c) Average Redeemable NCI (BV) $19 Starting Cash $183 Ending Cash $80 (d) Average Cash $132 (ii) Average Invested Capital (a)+(b)+(c)-(d) $1,755 ROIC2 14.4%